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Dear Fellow Shareholder:

The Paradigm Value Fund returned a robust 8.46% in the first quarter of 2004, significantly outperforming both the Russell 2000 and the S&P 600, which gained 6.3% and 6.2%, respectively(a).   Since inception, the Fund has returned 74.5% versus the Russell 2000’s return of 56.8% and the S&P 600’s return of 47.4%.  The Fund’s one-year average annual total return is 85.23%, again outperforming the Russell 2000 and the S&P 600, which returned 63.8% and 56.3%, respectively. The primary driver of gains was our fundamental risk management strategy.  Specifically, we invested in undiscovered stocks priced below private market value with strong earnings potential.

Driven by a strong start in January, small cap stocks continued their momentum in Q1 while outperforming large caps for the fourth consecutive quarter.  In general, the economic backdrop remains conducive for equities with an improving employment picture, consumers continuing to spend, recovery in the manufacturing sector, and inflation remaining low.

However, all these factors may cause the Fed to increase interest rates later in the year. From a valuation perspective, the robust performance of equity markets over the past year presents challenges to uncover compelling investment ideas.  In addition, the potential risks of global terrorism and the federal budget deficit lead us to remain guarded in our outlook.

As always, we will remain true to our value discipline in seeking opportunities to reward our shareholders.  Your confidence and continued support is greatly appreciated.  If you have any questions or comments, please contact Mae Cavoli at 518-431-3516 or me at 212-421-3932.

Very truly yours,

John B. Walthausen

(A)

Year to Date returns for the quarter ending 3/31/04.  The inception date of the Fund is January 1, 2003.  Year to Date returns include change in share priices and in each case include reinvestment of any dividends and capital gain distributions (not annualized).  Average annualized total return since inception is 56.15%.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

Not FDIC-Insured.  May Lose Value.  No Bank Guarantee.

You should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing.  This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.  Please contact Paradigm Capital Management, Inc. at 518-431-3500.  Please read it carefully before you invest or send money.  You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.